UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2002

THE PMI GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Oak Road, Walnut Creek, California	94597-2098
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (925) 658-7878

Item 9. Regulation FD Disclosure

On November 14, 2002, the Company filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the “Report”). The following certifications accompanied the Report:

Certification

Pursuant to 18 U.S.C. Section 1350, I, W. Roger Haughton, Chief Executive Officer of The PMI Group, Inc. (“Company”), hereby certify that the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 7, 2002	/s/ W. Roger Haughton
W. Roger Haughton Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

Certification

Pursuant to 18 U.S.C. Section 1350, I, John M. Lorenzen, Jr., Chief Financial Officer of The PMI Group, Inc. (“Company”), hereby certify that the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 7, 2002	/s/ John M. Lorenzen, Jr
John M. Lorenzen, Jr Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PMI GROUP, INC. (Registrant)

November 14, 2002	By:	/s/ John M. Lorenzen, Jr.
John M. Lorenzen, Jr. Executive Vice President and Chief Financial Officer